Summary of Significant Accounting Policies (Tables)	12 Months Ended
Nov. 30, 2022
Accounting Policies [Abstract]
Schedule of Depreciation and Amortization Expense Computation	Property and equipment are stated at cost less accumulated depreciation and any impairment charges. We capitalize interest as part of the cost of capital projects incurred during construction. Depreciation is computed using the straight-line method over our estimated useful lives of the assets to a residual value, as a percentage of original cost, as follows:

	Years	Residual Values
Ships	30	15%
Ship improvements	3-30	0%
Buildings and improvements	10-40	0%
Computer hardware and software	2-12	0%
Transportation equipment and other	3-20	0%
Leasehold improvements, including port facilities	Shorter of the remaining lease term or related asset life (3-30)	0%